Additional Information	12 Months Ended
Dec. 31, 2011
Additional Information [Abstract]
Additional Financial Disclosures [Text Block]
Additional Information
Allowances for Uncollectible Accounts
Agents’ balances and premium receivable included in the Consolidated Balance Sheets are net of allowances for uncollectible accounts. The provision for such losses is included in commissions and other underwriting expenses. A progression of the aggregate allowance follows (in thousands):

	2011	2010	2009
Beginning balance	$12,323	$10,853	$11,652
Provision for losses	21,259	11,884	10,610
Uncollectible amounts written off	(20,085)	(10,414)	(11,409)
Ending balance	$13,497	$12,323	$10,853
The increase in the provision for losses and uncollectible amounts written off during 2011 was primarily due to an increase in new business.
Restrictions on Transfer of Funds and Assets of Subsidiaries
Payments of dividends, loans and advances by our insurance subsidiaries are subject to various state laws, federal regulations and debt covenants that limit the amount of dividends, loans and advances that can be paid. Under applicable restrictions, the maximum amount of dividends payable in 2012 from our insurance subsidiaries without seeking regulatory clearance is approximately $53.1 million. Additional amounts of dividends, loans and advances require regulatory approval.
Negative Cash Book Balances
Negative cash book balances, included in the line item “Other liabilities” in the Consolidated Balance Sheets, were $5.9 million, $27.7 million and $22.1 million, respectively, at December 31, 2011, 2010 and 2009.